UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2016

IDI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-158336	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 5.03 of this report is incorporated in this Item 3.02 by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Grant Thornton LLP remains IDI, Inc.’s (the “Company”) principal independent registered public accountant with respect to the Company’s audit of its consolidated financial statements for the year ended December 31, 2015. The Company has completed all substantive work relating to the Company’s financial statements for the year ended December 31, 2015.

Previously, the consolidated financial statements of Company subsidiary IDI Holdings, LLC (“IDI Holdings”), formerly The Best One, Inc., for the year ended December 31, 2014 (the “2014 Financials”) were audited by L.L. Bradford & Company, LLP (“LLB”); however, LLB is no longer PCAOB registered and, as a result, the Company can no longer include LLB’s audit opinion with the Company’s filings, including its Annual Report on Form 10-K for the year ended December 31, 2015. As a result, on March 15, 2016, the Audit Committee of the Board of Directors appointed RBSM LLP (“RBSM”) for the sole purpose of auditing IDI Holdings’ 2014 Financials.

On May 14, 2015, the Company had engaged RBSM to serve as its principal independent registered public accountant and RBSM was dismissed in connection with the appointment of Grant Thornton LLP on July 14, 2015 (each as reported on the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 20, 2015 and July 15, 2015, respectively). During RBSM’s engagement, RBSM completed a review of the Company’s Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2015. Otherwise, during the years ended December 31, 2015 and 2014 and through March 15, 2016, the Company did not consult with RBSM with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Previously, the Company’s outstanding Series A Non-Voting Convertible Preferred Stock (the “Series A Preferred”) were convertible on a one-for-one basis in connection with a sale of any such shares to a non-affiliate of the Company. On March 11, 2016, the Company amended the Certificate of Designation of the Series A Preferred to provide for the conversion of the Series A Preferred into shares of common stock, par value $0.0005, of the Company (the “Common Stock”) on a one-for-one basis.  As a result, on March 11, 2016, 5,719,822 outstanding shares of Series A Preferred were deemed converted into an equal number of shares of the Company’s Common Stock (the “Conversion Shares”). No shares of Series A Preferred remain outstanding. The issuance of the Conversion Shares is exempt from the registration requirements of the 1933 Act in accordance with Section 3(a)(9) of the 1933 Act. A copy of the amendment to the Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this report by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Exhibit Description

3.1	Amendment to Certificate of Designation of Series A Non-Voting Convertible Preferred Stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, Inc.

March 17, 2016	By:	/s/ Derek Dubner

Name: Derek Dubner
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to Certificate of Designation of Series A Non-Voting Convertible Preferred Stock.